                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) April 30, 2003
                                                 ----------------

                          Hudson Valley Holding Corp.
               --------------------------------------------------
               (Exact Name of Registrant as specified in charter)



       New York                     0-30525                13-3148745
-------------------------         ------------         -------------------
(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)

  21 Scarsdale Road, Yonkers New York                   10707
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (914) 961-6100
                                                   ----------------

 Not applicable
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(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description
-----------     -----------
99.1            Press release dated April 30, 2003 issued by Hudson Valley
                Holding Corp.

ITEM 9. REGULATION FD DISCLOSURE

The information included in this section is intended to be included under Item
12. "Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with Securities and Exchange Act Release No. 33-8216.

On April 30, 2003, the registrant issued a press release reporting its financial results for the quarter ended March 31, 2003 and announcing the declaration of a cash dividend to all shareholders of record as of the close of business May 12, 2003. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. We have attempted to identify forward-looking statements by terminology including "anticipates," "believes," "can," "continue," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "should" or "will" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, that may cause our or the banking industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned, thereunto duly authorized.

                                       HUDSON VALLEY HOLDING CORP.

                                       By:  /s/ STEPHEN R. BROWN
                                           ---------------------------------
                                           Senior Executive Vice President,
                                           Chief Operating Officer, Chief
                                           Financial Officer

April 30, 2003